UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  May 5, 2020

FIDELITY D & D BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38229	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FDBC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

FIDELITY D & D BANCORP, INC.

CURRENT REPORT ON FORM 8-K

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders held on May 5, 2020, the judge of election made the report concerning the results of balloting.  Holders of 2,983,735 shares of common stock, representing 78% of the total number of shares outstanding, were represented electronically or by proxy at the 2020 annual meeting of shareholders.  The following proposals were submitted by the Board of Directors to a vote of security holders:

(1)   Election of four Class B  Directors to serve for a  three-year term and until their successors are properly elected and qualified:

	Votes for	Votes withheld	Broker non-votes
Mary E. McDonald	1,822,610	597,067	564,058
Kristin D. O’Donnell	2,257,286	162,391	564,058
David L. Tressler, Sr.	1,948,880	470,797	564,058
William J. Joyce, Sr.	2,399,335	20,342	564,058

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2023 and until their respective successors have been duly elected and qualified.  On April 16, 2020, David L. Tressler, Sr. passed away and there was no other nominee recommended for election.

In addition to the above elected Class B Directors, at the conclusion of its annual meeting, the Company’s Board of Directors consisted of:  Richard M Hotchkiss, Brian J. Cali, Esquire,  Patrick J. Dempsey and Daniel J. Santaniello, as Class C Directors whose terms expire in 2022; and HelenBeth Garofalo Vilcek, John T. Cognetti,  Richard J. Lettieri and Michael J. McDonald,  Esquire, as Class A Directors whose terms expire in 2021.

(2)  To ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.  The proposal received the following votes:

Votes for	Votes against	Votes abstain	Broker non-votes
2,959,521	16,231	7,983	-

Based on the votes set forth above, the appointment of RSM US LLP as the independent registered public accounting firm to serve for the year ending December 31, 2020 was duly ratified by the shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY D & D BANCORP, INC.

Date: May 6, 2020	By: /s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer